Income taxes	9 Months Ended
Sep. 30, 2023
Income Taxes
Income Taxes

19. Income taxes

The current income tax liability amounts to € nil at September 30, 2023 (December 31, 2022: € nil). No significant temporary differences exist between accounting and tax results. Realization of deferred tax assets is dependent on future earnings, if any, the timing and amount of which are uncertain. Accordingly, the Company has not yet recognized any deferred tax asset related to operating losses.

Tax losses may be carried forward indefinitely. However, the offset of losses will be limited in a given year against the first € 1 million of taxable profit. For taxable profit in excess of this amount, losses may only be offset up to 50% of this excess.